UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 8, 2022

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Market Street

San Francisco, CA 94103-1410

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

5.07(a) and (b)

At the Dolby Laboratories, Inc. (the “Company”) 2022 Annual Meeting of Stockholders, held on February 8, 2022 via live webcast (the “Annual Meeting”), the Company’s stockholders:

1.	Elected ten directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved an advisory vote to approve the compensation of the Company’s named executive officers; and

3.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1 – Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kevin Yeaman	415,108,577	940,422	3,850,141
Peter Gotcher	409,230,751	6,818,248	3,850,141
Micheline Chau	414,748,971	1,300,028	3,850,141
David Dolby	413,774,840	2,274,159	3,850,141
Tony Prophet	415,885,493	163,506	3,850,141
Emily Rollins	415,636,801	412,198	3,850,141
Simon Segars	414,834,134	1,214,865	3,850,141
Roger Siboni	411,435,710	4,613,289	3,850,141
Anjali Sud	414,803,296	1,245,703	3,850,141
Avadis Tevanian, Jr.	411,878,645	4,170,354	3,850,141

All director nominees were duly elected.

Proposal 2 – Approval of an advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
410,710,026	5,310,409	28,563	3,850,141

Proposal 2 was approved.

Proposal 3 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022:

Votes For	Votes Against	Abstentions
418,704,121	1,178,785	16,234

Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ ANDY SHERMAN
Andy Sherman
Executive Vice President, General Counsel and Corporate Secretary

Date: February 11, 2022